UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2010
DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12935	20-0467835

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Tennyson Parkway, Suite 1200, Plano, Texas	75024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 673-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On March 12, 2010, Denbury Resources Inc. (“Denbury”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the consummation of the merger of Encore Acquisition Company (“Encore”) with and into Denbury, with Denbury surviving the merger. In addition, as previously disclosed in Denbury’s Current Report on Form 8-K filed on May 20, 2010, Denbury completed the sale of certain oil and natural gas properties and related assets, primarily located in the Permian Basin in West Texas and southeastern New Mexico; and the Mid-continent area, which includes the Anadarko Basin in Oklahoma, Texas, and Kansas. In addition, as previously disclosed in Denbury’s Current Report on Form 8-K filed on January 6, 2010, Denbury completed the sale of its Barnett Shale natural gas assets.
     This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include: (1) the audited financial statements of Encore as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008, and 2007, and (2) the unaudited pro forma financial statements of Denbury as of and for the three months ended March 31, 2010, and for the year ended December 31, 2009, as required by Item 9.01 of Form 8-K. No other amendments to the Initial Report are being made by the Amendment.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Audited Financial Statements of Encore as of December 31, 2009 and for the years ended December 31, 2009, 2008, and 2007 (incorporated by reference to Exhibit 99.1 to Denbury’s Current Report on Form 8-K, filed with the SEC on March 4, 2010).

(b)	Pro Forma Financial Information

Unaudited Pro Forma Financial Information of Denbury as of and for the three months ended March 31, 2010, and for the year ended December 31, 2009, a copy of which is filed as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(d)	Exhibits
99.1	Audited Financial Statements of Encore as of December 31, 2009 and for the years ended December 31, 2009, 2008, and 2007 (incorporated by reference to Exhibit 99.1 to Denbury’s Current Report on Form 8-K, filed with the SEC on March 4, 2010).

99.2	Unaudited Pro Forma Financial Information of Denbury as of and for the three months ended March 31, 2010, and for the year ended December 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: May 20, 2010	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President — Accounting (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Financial Statements of Encore as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008, and 2007 (incorporated by reference to Exhibit 99.1 to Denbury’s Current Report on Form 8-K, filed with the SEC on March 4, 2010).

99.2	Unaudited Pro Forma Financial Information of Denbury as of and for the three months ended March 31, 2010, and for the year ended December 31, 2009.